American Century Asset Allocation Portfolios, Inc.

Prospectuses Supplement

Supplement dated July 28, 2014 ■ Prospectuses dated December 1, 2013

One ChoiceSM In Retirement Portfolio ■ One ChoiceSM 2015 Portfolio
One ChoiceSM 2020 Portfolio ■ One ChoiceSM 2025 Portfolio
One ChoiceSM 2030 Portfolio ■ One ChoiceSM 2035 Portfolio
One ChoiceSM 2040 Portfolio ■ One ChoiceSM 2045 Portfolio
One ChoiceSM 2050 Portfolio ■ One ChoiceSM 2055 Portfolio
One ChoiceSM In Retirement Portfolio R6 ■ One ChoiceSM 2015 Portfolio R6
One ChoiceSM 2020 Portfolio R6 ■ One ChoiceSM 2025 Portfolio R6
One ChoiceSM 2030 Portfolio R6 ■ One ChoiceSM 2035 Portfolio R6
One ChoiceSM 2040 Portfolio R6 ■ One ChoiceSM 2045 Portfolio R6
One ChoiceSM 2050 Portfolio R6 ■ One ChoiceSM 2055 Portfolio R6
One Choice Portfolio®: Very Conservative  ■ One Choice Portfolio®: Conservative
One Choice Portfolio®: Moderate ■ One Choice Portfolio®: Aggressive
One Choice Portfolio®: Very Aggressive

The following replaces the Modifying or Canceling a Transaction section under Additional Policies Affecting Your Investment.

Canceling a Transaction
American Century Investments will use its best efforts to honor your request to revoke a transaction instruction if your revocation request is received prior to the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time) on the trade date of the transaction. Once processing has begun, or the NYSE has closed on the trade date, the transaction can no longer be canceled. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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